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                                                                  EXHIBIT 10.

                     Agreement with Respect to Schedule 13D
                     --------------------------------------

     The undersigned hereby agree that any statement on Schedule 13D to be filed with the Securities and Exchange Commission, including any amendment thereto, by any of the undersigned with respect to securities of SEACOR Holdings, Inc. may be filed by any of the undersigned on behalf of all of the undersigned.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in counterparts by their duly authorized signatories as of the 19th day of December 1996.


SMIT INTERNATIONAL OVERSEAS B.V.


By: /s/ M. A. Busker
    ----------------------------
     Name: M. A. Busker
     Title: Managing Director

SMIT INTERNATIONALE N.V.


By: /s/ M. A. Busker
    ----------------------------
     Name: M. A. Busker
     Title: Managing Director

ROYAL NEDLLOYD N.V.


By: /s/ P. V. B. Zwolsman
    ----------------------------
     Name: P. V. B. Zwolsman
     Title: Company Secretary

VIGILANTER HOLDINGS N.V.


By:  /s/ George F. Nicolai        H. J. Brand
    -----------------------------------------
     Name: Meespierson Trust B.V.

     Title: Managing Director
     George F.  Nicolai        H. J. Brand


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